UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2004

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)

 (Zip Code)

Registrant’s telephone number, including area code (702) 222-9076

MYOFFIZ, INC.

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report on Form 8-K/A, Amendment No. 2 is being filed to provide audited financial statements, pro forma financial information, a section entitled "Management's Discussion and Analysis or Plan of Operation", mso-fareast-font-family:"Times New Roman";mso-ansi-language:EN-US;mso-fareast-language: EN-US;mso-bidi-language:AR-SA">and a section entitled "Critical Accounting Policies". This Report is also being filed to modify the section entitled "Risk Factors".

Item 1.01  Entry Into a Material Definitive Agreement.

On October 1, 2004, MyOffiz, Inc. (the “Registrant”) entered into an Exchange Agreement (the “Agreement”) with GoPublicToday.com, a Nevada corporation (“GPT”), Pubco White Papers, Inc., a Nevada corporation (“PWP”), Nevada Fund, a Nevada corporation (“NF”), Public Company Management Services, Inc., a Nevada corporation (“PCMS”), and the majority shareholders of GPT, PWP, NF or PCMS, Brock Family Trust (the “Trust”), and Stephen Brock.  The Trust and NF are the majority shareholders of GPT.  The Trust is the majority shareholder of NF and the sole shareholder of PCMS.  Stephen Brock is the sole shareholder of PWP.

Pursuant to the Agreement, the Registrant acquired 5,000,000 shares of common stock (or approximately 92.1%) of GPT, 5,000,000 shares of common stock (or 100%) of PWP, 5,000,000 shares of common stock (or approximately 98.0%) of NF, and 5,000,000 shares of common stock (or 100%) of PCMS in exchange for an aggregate of 15,326,650 newly issued treasury shares of the Registrant’s common stock.  The transaction is referred to herein as the “Acquisition.”

Prior to the Acquisition, GPT provided services to the Registrant in connection with the Registrant becoming a publicly traded company.  PCMS provided compliance services to the Registrant in connection with the Registrant maintaining its status as a publicly traded company.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 1, 2004, the Registrant acquired approximately 92.1% of GPT, 100% of PWP, approximately 98.0% of NF, and 100% of PCMS in exchange for 15,326,650 newly issued treasury shares of the Registrant’s common stock.  There were 19,920,000 shares of the Registrant’s common stock issued and outstanding immediately after the Acquisition.  The Registrant acquired the shares of GPT from the Trust and NF, the shares of NF and PCMS from the Trust, and the shares of PWP from Stephen Brock.  NF and Stephen Brock transferred their interest in the Registrant to the Trust.  GPT, PWP, NF and PCMS are collectively referred to herein as the “Subsidiaries.”  Prior to the Acquisition, certain of the Subsidiaries conducted business operations, which business operations they will continue subsequent to the Acquisition.

As of the filing of this report, there is a minority interest in GPT consisting of 428,000 shares of common stock.  There is also a minority interest in NF consisting of 100,000 shares of common stock.  As part of the Acquisition, the Registrant plans to acquire these minority interests in exchange for an aggregate of 404,624 shares of the Registrant’s common stock.  There will be 20,324,624 shares of the Registrant’s common stock issued and outstanding after acquiring the minority interests, assuming no other issuances.

The Registrant is a holding company for, and will conduct its operations (discussed below) through, the Subsidiaries.  As a result of the Acquisition of the Subsidiaries and the continuation of their business operations, the Registrant has changed its business focus.  The term “Company” as used herein shall include a reference to the Registrant, GPT, PWP, NF, and PCMS unless otherwise stated.

DESCRIPTION OF THE PRINCIPAL PRODUCTS AND SERVICES

The Company is a management and consulting firm that focuses its products and services on private and small public companies that, as determined by the Company’s management, have the following characteristics:

o

development stage or early stage companies with a business plan that provides a definable path to profitable growth in no more than three to five years;

o

companies that operate in established markets or in market segments having a reasonable probability of marketing success;

o

companies that can support favorable financial expectations including the return on investment being sought by the Company’s management; and

o

companies that have an experienced management team.

As such, the Company believes that it will enable its stockholders to indirectly participate in private equity investments in a way not typically available to most investors due to the private nature of most of our Portfolio Companies (as defined below), the size of the financial commitments often required in order to participate in such investments, and/or the experience, skill and time commitment required to identify and take advantage of these opportunities.

The Company is composed of four (4) subsidiaries, GoPublicToday.com (“GPT”), Pubco White Papers, Inc.(“PWP”), Nevada Fund (“NF”), and Public Company Management Services, Inc.  (“PCMS”).  GPT is an investment advisor regulated by the State of Nevada.  PWP serves as an informational resource for private and small public companies as well as a marketing company for the Registrant’s products and services.  NF is an investment vehicle that holds equity investments in various public companies.  PCMS is a strategic project management company.  The Company believes that collectively the Subsidiaries provide solutions for private companies.

The Company actively works with private companies seeking to be publicly traded.  The Company facilitates the process for these clients to convert from a private company to a public company and to maintain their public status once converted.  In addition, the Company provides its clients with white papers that address critical issues and questions facing public companies traded on the OTCBB or the Pink Sheets, private companies looking to go public, and market participants in general.

GoPublicToday.com (“GPT”)

GPT is a Nevada corporation that was organized on May 26, 2000.  On May 4, 2001, GPT became a registered investment advisor regulated by the Securities and Exchange Commission (“the Commission” or the “SEC”).  In June 2004, the Commission informed GPT that GPT was not required to be registered with the Commission as an investment advisor.  The Nevada Secretary of State, Securities Division (the “Division”) requested that GPT register with the Division as an investment advisor.  The Division approved GPT’s application on June 18, 2004.  GPT withdrew its registration with the SEC on June 25, 2004.

GPT is a registered investment advisory firm that specializes in direct public offering programs. GPT provides a full spectrum of financial advisory services, including business plan reviews, to a client base that includes emerging companies as well as established entities.  GPT facilitates the process for its private company clients (“Portfolio Companies”) to convert to public companies and to maintain their public status once converted.  GPT accepts a large portion of its fee in the form of equity in the Portfolio Companies.  With a vested interest in the success of the Portfolio Companies, GPT considers itself a partner in their growth.

GPT conducts a business plan review (the “Review”) as its first step in providing services to Portfolio Companies.  The Review enables GPT to assess the Portfolio Companies and their potential in the marketplace.  GPT’s next step is to facilitate the process for Portfolio Companies to convert to public companies by registering securities under the Securities Act of 1933 (the “Securities Act”) and obtaining a listing of such securities on the OTCBB.  GPT provides (or contracts with other Subsidiaries or third parties unrelated to GPT or the Company to provide) the following services that facilitate this process:

o

reviewing and changing the client’s mix of debt and to meet the goals and objectives of the client’s management team;

o

performing due diligence review of the client’s management;

o

engaging PWP to prepare a business plan for the client in the event that the client does not have an up-to-date and accurate business plan;

o

developing a peer group of public companies for the client based on SIC Codes;

o

conducting a comparison analysis to determine a potential initial trading price;

o

facilitating negotiations between Portfolio Companies and independent public accountants to conduct an audit;

o

overseeing state blue sky filings;

o

negotiating with attorneys to provide legal work regarding corporate and securities matters;

o

overseeing compliance with the filing requirements of the Securities and Exchange Act of 1934 (the “Exchange Act”);

o

identifying a brokerage firm that will make a market in the clients’ securities

o

assisting the client and the brokerage firm in completing Form 2c-11 for filing with the National Association of Securities Dealers (the “NASD”) for quotation on the OTCBB;

o

requiring Portfolio Companies to enter into a one-year corporate administration and compliance contract with PCMS regarding their Exchange Act reporting requirements; and

o

submitting reports on the Commission’s Edgar database.

GPT also provides (or contracts with related parties or third parties unrelated to GPT to provide) significant management assistance services in the areas of financial oversight, strategic growth planning, and legal, financial consulting or other services to such clients’ management teams.  GPT plays a role in setting corporate strategies and advising Portfolio Companies regarding important decisions affecting their businesses, including analyzing potential acquisitions, recruiting key managers, and evaluating strategic opportunities.

In certain instances, GPT may contract with M & A Capital Advisers, LLC (”M & A Capital”), a licensed broker-dealer, to assist Portfolio Companies in their efforts to raise money through an offering pursuant to Regulation D of the Securities Act.  Stephen Brock, the Registrant’s President, is the majority owner of M&A Capital.

GPT also plans to operate under the assumed name “Foreign Company Listing” (“FCL”).  GPT plans for FCL to assist non-US companies to get listed and trading in the United States via a Form 20-F registration statement.  The SEC provides a separate integrated disclosure system for foreign private issuers for this type of registration.  FCL will facilitate the preparation of the registration statement as well as all ancillary regulatory and compliance issues related to companies that have registered on Form 20-F.  As of the filing of this report, GPT has not provided any of the services that it contemplates will be provided under the assumed name FCL.

PubCo White Papers, Inc. (“PWP”)

PWP is a Nevada corporation that was organized on July 22, 2003.  PWP offers white papers critical issues and questions facing public companies traded on the OTCBB or the Pink Sheets, private companies looking to go public, and market participants in general. PWP also markets the products and services provided by the Subsidiaries.  The white papers address a wide range of topics including regulatory, strategic planning and financing issues that impact the market and provide a source of access to information about the capital markets in the US.

PWP created the website, PubcoWhitePapers.com, to provide an easily assessable destination to the information companies need to go public, stay public, and access the funding that they need to reach their potential.  PWP categorizes the information into topic areas to make it easier for visitors to find the information sought.   Visitors may email PWP concerning topics that are not listed.  This provides a channel to open dialogue with not only white paper customers but also potential clients for other services within the PCMC network.  PWP continuously seeks ways to educate business owners on the possibilities that the US capital markets afford.

Nevada Fund (“NF”)

NF is a Nevada corporation that was organized on August 20, 1998.  NF has primarily been a vehicle for the acquisition of debt or equity in various public companies in exchange for cash.

Public Company Management Services, Inc. (“PCMS”)

PCMS is a Nevada corporation that was organized on July 16, 2004.  PCMS functions as a strategic project management firm providing a suite of professional services available to companies trading on the OTCBB or the Pink Sheets, private companies, and other market participants. PCMS contracts with clients to provide services for one (1) year.  PCMS offers small public companies access to a broad range of professional services such as financial consultants, attorneys, certified public accountants and boutique investment bankers.  PCMS’s services are designed with small companies in mind.  The services are geared toward assisting in corporate administration and coordinating compliance with the appropriate rules and regulations pertaining to public companies.   PCMS offers the following corporate administration and compliance management services:

o

Sarbanes-Oxley Readiness Services;

o

Corporate Governance Assessment;

o

Regulatory Risks (PATRIOT, HIPAA, SAS 70, GLB);

o

Human Resource Compliance; and

o

Federal and State Securities Regulations

COMPETITIVE BUSINESS CONDITIONS

The number of companies going public and requiring access to capital has significantly increased in years.  There is also significant growth in the use of the Internet for offering efficient business-to-business commerce.  The market for capital and financing resources for emerging growth companies is intensely competitive.

We compete with a large number of consulting firms, investment banks, merchant banks, and other companies, as well as traditional financial services companies such as commercial banks and other sources of consulting in connection with our investment activity.  Many of these entities have greater financial and managerial resources than we do. Numerous smaller competitors also exist in this industry.  They tend to be: (i) specialized and only offer one type of financing service; (ii) traditional and only provide non- Internet, face-to-face operations, or (iii) small scale and only able to accommodate a few clients each year.  We compete with these entities primarily on the basis of the quality of our services, the experience and contacts of our management team, our investment analysis and decision-making processes, and the engagement terms we offer our Portfolio Companies concerning our fees which we receive partly in cash and partly in equity.  The Company believes that it fills a void and provides a market niche for privately-held companies seeking to be publicly traded in the US.  The Company offers a variety of financial consulting services targeted toward this market.  However, there can be no assurance that we will be able to successfully compete or that our existing or potential competitors will not develop products or services equal to or better than those marketed by us.

DEPENDENCE ON ONE OR A FEW CUSTOMERS

The Company is currently dependent on one customer who accounted for 44.5% of total revenues in 2004.  No other customer and no vendor accounted for as much as 10% of 2004 or 2003 revenues or purchases.

PATENTS, TRADEMARKS & LICENSES

The Company does not own any patents or trademarks.  GPT is licensed as an investment advisor in the State of Nevada.

NEED FOR GOVERNMENTAL APPROVAL AND THE EFFECTS OF REGULATIONS

GPT is regulated by the Division as an investment advisor under Nevada’s Uniform Securities Act.  GPT was subject to examination prior to becoming licensed.  The Administrator of the Division without previous notice, may examine GPT’s records in order to determine compliance with the Uniform Securities Act.  In the event that GPT is not in compliance with the Nevada Act, the Administrator may suspend or revoke GPT’s license or impose fines on GPT.

EMPLOYEES

Stephen Brock, our sole director, is also our only employee.  Mr. Brock serves as our President, Secretary and Treasurer on a full-time basis.

DESCRIPTION OF PROPERTY

Stephen Brock, our President, Secretary and Treasurer provides office space to us at 5770 El Camino Road, Las Vegas, Nevada 89118 free of charge.

LEGAL PROCEEDINGS

On July 27, 2004 NF and Stephen Brock filed a lawsuit in the District Court of Clark County, Nevada against Ugomedia Interactive Corporation (“Ugomedia”) for breach of contract.  On February 27, 2003, Ugomedia executed a convertible promissory note in favor of NF in the principal amount of $175,000, bearing interest at a rate of six percent (6%) per annum.  The entire outstanding principal and accrued interest became due and payable on February 27, 2004.  Despite repeated demands for payment, Ugomedia failed and refused to pay NF any part of the sums due and owing.

On June 14, 2004, GPT sent a demand letter to Terrax, Inc. (“Terrax”).  Terrax signed a contract for services with GPT in March 2002.  The contract terms stipulated a cash payment of $75,000 payable in increments and an equity payment of 500,000 shares of restricted common stock of Terrax.  In April 2002, GPT assisted Terrax in an offering in Nevada that was exempt under Rule 504 of Regulation D of the Securities Act.  Although the client transferred the stock and made a partial payment, the full obligations of the contract were not and are still not paid in full.  GPT is seeking to recover its unpaid fees pursuant to the contract.

GPT also sent a demand letter to Escape International, Inc. (“Escape”) in June 2004.  Escape contracted with GPT in February 2004 for GPT to assist Escape in filing a Form SB-2 registration statement under the Securities Act.  The contract provided for a cash payment in the amount of $75,000 of which $10,000 was paid and an equity payment of 500,000 shares of restricted common stock of Escape.  GPT performed (or contracted with third parties to perform) numerous services on behalf of Escape including but not limited to a business plan review, establishing a Nevada corporation, corporate record book development, and drafting private placement documents for an initial founders round.  Escape has not issued the restricted stock to GPT.  GPT is seeking to recover its unpaid fees pursuant to the contract.

In the event that either Terrax or Escape do not meet GPT’s demands, GPT may file a formal lawsuit against them.

RELATED PARTY TRANSACTIONS

Prior to the Acquisition, GPT provided services to the Registrant in connection with the Registrant becoming a publicly traded company.  PCMS provided compliance services to the Registrant in connection with the Registrant maintaining its status as a publicly traded company.

Stephen Brock, our President, Secretary and Treasurer,  provides office space to us at $1,500 per month on a month to month basis.

Mr. Brock launched M & A Capital as a broker/dealer in 2004.  Mr. Brock is the General Partner of Brock Family LP, which manages M & A Capital.  M & A Capital provides capital raising services and facilitates Reverse Listings.   In that regard, the Company periodically evaluates with M & A Capital potential acquisitions, financing transactions, initial public offerings, reverse listings, strategic alliances, and sale opportunities involving the Company’s client companies.  Such transactions could have an impact on the valuation of the Company. These transactions and activities are generally not disclosed to the Company’s stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be.

The Subsidiaries routinely engage in intercompany transactions.  For example, NF, PWP and PCMS leverage off of GPT to provide to them with support services, financing, development, equipment, staff and incubation services for the mutual development of each of the business plans.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Public Company Management Corporation, referred to herein as “we”, “our”, “us”, the “Company” or “PCMC”), is a Nevada corporation that was organized on October 26, 2000 as MyOffiz, Inc.  On October 1, 2004, PCMC acquired the following companies:

o

Pubco White Papers, Inc., a Nevada corporation (“PWP”)

o

GoPublicToday.com, a Nevada corporation (“GPT”)

o

Public Company Management Services, Inc., a Nevada corporation (“PCMS”)

o

Nevada Fund, a Nevada corporation (“NF”)

The transaction is referred to herein as the “Acquisition.”  PCMC is a holding company for PWP, GPT, PCMS and NF, each of which operates a separate line of business.  The terms “Company,” “we,” “our,” or “us” as used herein refer to PCMC, PWP, GPT, PCMS and NF, collectively, unless otherwise stated.  PWP, GPT, PCMS and NF are collectively referred to herein as the “Subsidiaries.”

As a result of the Acquisition and a change in business focus, the Company changed its name to Public Company Management Corporation on November 18, 2004.  The Company is an education, management and consulting firm that helps small businesses create long-term value for their companies, shareholders and partners by participating in public capital markets.  The Company focuses on serving private and small public companies that, as determined by our management, have the following characteristics:

o

development stage or early stage companies with a business plan that provides a definable path to profitable growth in no more than three to five years;

o

companies that operate in established markets or in market segments having a reasonable probability of marketing success;

o

companies that can support favorable financial expectations including the return on investment being sought by the Company’s management; and

o

companies that have an experienced management team.

Although PCMC remains as the legal reporting entity, the Subsidiaries (whose fiscal years end on September 30) are considered the accounting acquirer for financial reporting purposes; therefore, our results of operation and financial condition provided for in this “Management’s Discussion and Analysis” relate to the consolidated financial statements for the Subsidiaries for the fiscal year ended September 2004.

OPERATING RESULTS

On October 1, 2004, the Company acquired the Subsidiaries in an Acquisition that is being accounted for as a reverse merger and recapitalization whereby the operating companies, the Subsidiaries, are the continuing entities for all accounting purposes.  The audited financial statements discussed in under this heading “Management’s Discussion and Analysis” include a consolidated balance sheet of the Subsidiaries (referred to in the financial statements as Public Company Management Corporation or PCMC) as of September 30, 2004, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the nine-month period ended September 30, 2004, and the year ended December 31, 2003.  During 2004, the Subsidiaries and the Company changed their fiscal year end from June 30 and December 31, respectively, to September 30.

NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004 – AUDITED

Revenues were $1,614,976 for the nine-month period ended September 30, 2004.  Revenues were attributable to stock compensation received for service contracts and consulting income.

Selling, general and administrative (“SG&A”) expense and depreciation and amortization expense were $624,902 and $33,366, respectively, for the nine-month period ended September 30, 2004.  Net income from operations was $956,708 for the nine-month period ended September 30, 2004.

Other income was $929,836 for the nine-month period ended September 30, 2004, consisting of unrealized gain on holding marketable securities of $775,089, realized gain on sale of marketable securities of $146,588, interest income of $13,401 and gain on sale of vehicle of $929 which were offset by interest expense of $6,171.

Net income before income taxes was $1,886,544 for the nine-month period ended September 30, 2004.  Deferred income tax expense was $641,425 for the nine-month period ended September 30, 2004.

Net income was $1,245,119 for the nine-month period ended September 30, 2004.  Net income was primarily attributable to revenues from stock compensation received for service contracts and consulting income that were offset by SG&A expense and depreciation and amortization expense.

FISCAL YEAR ENDED DECEMBER 31, 2003 – AUDITED

Revenues were $376,896 for the fiscal year ended December 31, 2003.  Revenues were attributable to stock compensation received for service contracts and consulting income.

SG&A expense and depreciation and amortization expense were $389,359 and $24,445, respectively, for the fiscal year ended December 31, 2003.  Net loss from operations was $36,908 for the fiscal year ended December 31, 2003.

Other income was $89,443 for the fiscal year ended December 31, 2003, consisting of unrealized loss on holding marketable securities of $84,306, realized gain on sale of marketable securities of $183,542, and interest income of $14 which were offset by interest expense of $9,807.

Net income was $52,535 for the fiscal year ended December 31, 2003.  Net income was primarily attributable to revenues from stock compensation received for service contracts and consulting income that were offset by SG&A expense and depreciation and amortization expense.

LIQUIDITY AND CAPITAL RESOURCES

Total current assets were $3,346,905 as of September 30, 2004, consisting of marketable securities of $2,053,230, net accounts receivable of $577,166, notes receivable of $550,000, cash of $153,509, and other current assets of $13,000.   Marketable securities represent investments in securities that are traded on either the over-the-counter Bulletin Board (the “OTCBB”) or the Pink Sheets, some of which are restricted stock.  As such, they have limited liquidity and may be subject to huge price swings as discussed below in the section entitled “Risk Factors”.  In addition, sales of marketable securities by us may exert down pressure on the securities which could result in our selling marketable securities at prices much less than the value as of September 30, 2004.  Notes receivable are due from three (3) of our small or medium-sized clients.  Repayment of the notes is highly speculative as discussed below in the section entitled “Risk Factors”.

Total current liabilities were $1,416,834 as of September 30, 2004, consisting of deferred income tax of $641,425, deferred revenues of $611,111, bank lines of credit of $88,126, accounts payable of $67,434, and current portion of installment note payable of $8,738.

As of September 30, 2004, we had working capital of $1,930,071, and the ratio of current assets to current liabilities was 2.36 to 1.

Net cash used in operating activities was $199,920 during the nine-month period ended September 30, 2004, resulting from adjustments to net income of $1,245,119 for unrealized gain on holding marketable securities of $(775,089), deferred income tax of $641,425, gain on sale of marketable securities of $(146,588), depreciation and amortization of $33,366, and gain on sale of vehicle of $(929) as well as changes in marketable securities of $(698,595), deferred revenue of $283,611, accounts receivable of $(250,000), notes receivable of $(577,165), accounts payable of $57,925, and other current assets of $(13,000).

Net cash provided by investing activities was $104,753 during the nine-month period ended September 30, 2004, consisting of proceeds from sale of marketable securities of $217,080, construction of current website of $(56,439), purchase of furniture and equipment of $(55,658) and purchase of marketable securities of $(230).

Net cash provided by financing activities was $241,950 during the nine-month period ended September 30, 2004, consisting primarily of capital contributions of $196,571, new truck purchase financing of $43,997, and net change in bank line of credit of $7,488.

The Company has two bank lines of credit.  $45,000 is owed to Bank of America, which is the credit limit.  The interest rate is at bank’s prime + 2%, there is no collateral, and the line expires April 25, 2005.  $43,126 is owed to Wells Fargo, against a $43,500 credit limit.  The interest rate is at bank’s prime + 7.75%, there is no collateral, and the line renews annually in June.

The Company will need to raise $1.5 million of additional financing during the next twelve (12) months to fully implement its business plan.  The Company intends to raise additional capital in one or more private placements of its Common Stock including this Offering.  The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders.  There is no assurance that additional financing will be available on favorable terms, if at all.  If the Company is unable to raise such additional financing to fully implement its business plan, it will have a material adverse effect on the Company’s business, results of operation and financial condition.

RISK FACTORS

WE NEED TO RAISE A SUBSTANTIAL AMOUNT OF ADDITIONAL FINANCING.  It is imperative that we raise $1.5 million of additional capital to fully implement our business plan.  The Company intends to raise the additional capital in one or more private placements.  The Company does not have any commitments or identified sources of additional capital from third parties or from its officers, directors or majority shareholders.  There is no assurance that additional financing will be available on favorable terms, if at all.  If the Company is unable to raise such additional financing, it would have a materially adverse effect upon the Company’s ability to implement its business plan, and may cause the Company to curtail or scale back its current operations.

MOST OF OUR ASSETS CONSIST OF MARKETABLE SECURITIES IN COMPANIES TRADED ON THE OTCBB OR THE PINK SHEETS, THE VALUE OF WHICH IS SUBJECT TO SIGNIFICANT FLUCTUATION.  Most of or our assets consist of marketable securities of companies traded on the OTCBB or the Pink Sheets.  Some of the marketable securities are restricted securities.  The marketable securities we hold have limited liquidity and may be subject to huge price swings.  In addition, sales of marketable securities by us may exert downward pressure on the securities which could result in our selling marketable securities at prices much less than the value as of September 30, 2004.  Fluctuations in the market price and valuations of our holdings in such other companies, which are partially dependent on market and other conditions that are beyond our control, may result in fluctuations of the market price of our common stock.

A SIGNIFICANT PORTION OF OUR MARKETABLE SECURITIES ARE RESTRICTED SECURITIES UNDER RULE 144 OF THE SECURITIES ACT OF 1933.  A significant portion of the marketable securities that we hold are considered restricted securities under Rule 144 under the Securities Act of 1933 (the “Act” or the “Securities Act”).  We may not sell restricted securities except pursuant to an effective registration statement or an applicable exemption from registration, including an exemption under Rule 144.  Sales under Rule 144 are subject to certain manner of sale provisions, notice requirements and the availability of current public information about the company whose securities we intend to sell under Rule 144.  In the event that we cannot sell our marketable securities pursuant to an effective registration statement or an applicable exemption from registration, we will not be able to liquidate our position with respect to such securities, which could have a material adverse effect on our business, results of operation and financial condition.

ONE OF OUR CUSTOMERS ACCOUNTED FOR 44.5% OF OUR REVENUES IN 2004.  In 2004, one of our customers accounted for 44.5% of our revenues.  Although we believe that we have a good relationship with this customer, there can be no assurance that we can maintain this relationship and business opportunity in the foreseeable future.  In the event that we cannot maintain our relationship with this customer and the business opportunity that such customer provides, it would have a material adverse affect on or business, results of operation and financial condition.

WE MAY BE REQUIRED TO REGISTER AS AN INVESTMENT COMPANY UNDER THE 1940 ACT.  The Company believes that it is primarily engaged in the business of providing consulting services and that the ownership of securities is an incidental result of such business operations.  If, however, the Commission determines that we meet the definition of an investment company, we may be required to register under the Investment Company Act 1940 (the “1940 Act”).  Such registration is expensive and could substantially alter our business model.  There can be no assurance that the Commission will not require us to register under the 1940 Act, or, if required to do so, that we will be able to complete such registration process in a timely manner, if at all, or at a reasonable cost.  If the Commission requires us to register under the 1940 Act, it would have a material adverse effect on our business, results of operation, financial condition and your investment in the Company.

WE INVEST IN PRIVATE COMPANIES WHICH INVOLVES A HIGH DEGREE OF RISK.  Our business operations will consist primarily of working with small private companies in which we will take an equity investment in the form of restricted securities as part of our fee. Working with, and investing in, private companies involve a high degree of business and financial risk.  These risks can result in substantial losses.  Accordingly our business activities should be considered speculative. There is generally no publicly available information about the companies with which we work, and we rely significantly on the diligence of our management team to obtain information in connection with our engagement decisions. Typically, such companies depend on the management talents and efforts of one person or a group of persons for their success, and the death, disability or resignation of one or more of these persons could have a material adverse impact on such companies that in turn would have a material adverse impact on investment in such companies. In addition, smaller businesses often have narrower product lines and smaller market shares than their competition. Such companies may also experience substantial variations in operating results. These companies may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.  The illiquidity of the restricted securities that we accept as part of our fee limits our ability to dispose of these investments at times when it may be advantageous for us to do so.

THERE IS UNCERTAINTY REGARDING THE VALUE OF OUR PRIVATELY-HELD SECURITIES.  We value our privately held equity based on a determination of their fair value made in good faith in accordance with our established guidelines. Initially, the fair value of each such security is based upon its original cost. Cost is also the primary factor used to determine fair value on an ongoing basis until significant developments or other factors affecting the investment (such as results of subsequent financings, the availability of market quotations, the portfolio company’s operations and changes in general market conditions) provide a basis for value other than cost. Due to the uncertainty inherent in valuing securities that are not publicly traded, our determinations of fair value may differ significantly from the values that would exist if a ready market for these securities existed.

WE LEND MONEY TO SMALL AND MEDIUM-SIZED COMPANIES THAT MAY INVOLVE A HIGHER RISK OF DEFAULT.   We may make loans to small and medium-sized private companies for the payment of our fees which may involve a higher degree of default risk than deferring fees or lending to larger, more established companies. We primarily lend to and will continue to lend to companies that may have limited financial resources. For example, 3 of our clients owed us an aggregate of $550,000 with interest ranging from 4% to 6% per year, the repayment of which is speculative.  Numerous factors may affect the borrower’s ability to make scheduled interest payments and ultimately to repay our loan, including the borrower’s failure to meet its business plan, a downturn in its industry or negative economic conditions. Our securities are typically junior to any bank debt that our clients have, and our loans are often unsecured. To the extent that we have a secured position in a company, our claims to any collateral will be subordinated to the claims of any senior lenders.  Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.  In the event that our clients default on the notes, it will have a material adverse effect on our business, results of operation and financial condition.

WE DEPEND HEAVILY ON STEPHEN BROCK.  The success of the Company heavily depends upon the personal efforts and abilities of Stephen Brock, a director of the Company and the Company’s President, Secretary and Treasurer.  The Company has not entered into employment agreement with Mr. Brock.  Mr. Brock may voluntarily terminate his services at any time.  The loss of Mr. Brock could have a material adverse effect on our business, results of operations or financial condition.  In addition, the absence of Mr. Brock will force us to seek a replacement who may have less experience or who may not understand our business as well, or we may not be able to find a suitable replacement.

WE DEPEND HEAVILY ON STEPHEN BROCK AND HIS TEAM OF ADVISORS TO MAKE INVESTMENT DECISIONS.  We work with companies selected by Stephen Brock, our President. Our stockholders have no right or power to take part in our management and do not receive the detailed financial information made available to our team by Portfolio Companies in connection with the review of possible engagements. Accordingly, investors must be willing to entrust all management aspects to Mr. Brock and other members of our management team. Although Mr. Brock and other members of the team have previous experience making and managing private equity investments, there can be no assurance that our management will be successful in making or managing such investments.  In the event that Mr. Brock and his advisors make poor investment decisions, it will have a material adverse effect on our business,  results of operations and financial condition.

STEPHEN BROCK’S INTERESTS MAY CONFLICT WITH OUR INTERESTS.  Our President, Stephen Brock, is also involved in other investment banking and business activities in addition to the duties he fulfills for us including M&A Capital Advisers, LLC, an investment banking firm focused on merging public companies and private companies together and raising money through non-registered private placements.  Mr. Brock’s interests and the interests of other investment banking and business activities in which he participates may conflict with our interests particularly regarding the selection of engagements and the allocation of Mr. Brock’s time.

WE DO NOT ANTICIPATE PAYING DIVIDENDS IN THE NEAR FUTURE.  To date, the Company has not paid any dividends on its common stock.  We intend to reinvest our cash earnings, if any, in the company with the goal of increasing the value per share for the shareholders of the Company.  We do not expect to pay cash dividends in the near future.

OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE FUTURE GROWTH EFFECTIVELY.  We expect our company to grow significantly in the years ahead. Our ability to sustain continued growth depends on our ability to identify and evaluate, and our ability to finance and work with, companies that meet our criteria. Accomplishing such a result is largely a function of our management of the consulting process and the availability of suitable companies in the marketplace with which to work. Any failure to manage effectively our future growth could have a material adverse effect on our business, financial condition and results of operations.

WE OPERATE IN A COMPETITIVE MARKET FOR OPPORTUNITIES.  We compete with a large number of investment banks and other consulting firms, as well as traditional financial services companies such as commercial banks and other sources of financing in connection with our business activity. We also compete with media and educational companies, and compliance vendors.  The Company’s relative position in the industry is insignificant and most of our competitors have substantially greater resources than we do. Increased competition would make it more difficult for us to make investments with attractive return characteristics.

INVESTMENTS IN SECURITIES OF SMALL-CAPITALIZATION PUBLIC COMPANIES MAY INVOLVE A HIGHER DEGREE OF RISK THAN OTHER INVESTMENTS.  We intend to accept a portion of our fee for services in securities of private companies seeking to become small-capitalization public companies.  Often times there is no market for such securities, or, if there is a market, it is illiquid and/or sporadic.  As a result, investments in such securities may involve greater risks than other investments. Because these companies often have fewer shares outstanding than larger companies, it may be more difficult for us to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. In addition, small-capitalization public companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established public companies. There is typically less publicly available information concerning small-capitalization companies than for larger, more established companies.  If there is no market for the securities that we hold or such markets are illiquid or sporadic, it will have a material adverse effect on our ability to buy or sell such securities even if our management believes it is advisable to do so.

ECONOMIC RECESSIONS OR DOWNTURNS COULD IMPAIR OUR CLIENT COMPANIES AND HARM OUR OPERATING RESULTS.  Many of the companies in which we have worked with or will work with may be susceptible to economic slowdowns or recessions. An economic slowdown may impact the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our operational costs.

Our business of positioning private companies for liquidity events via getting publicly listed and trading also may be impacted by current and future market and economic conditions. Significant changes in the public equity markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on the equity portion of our fee.

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH YOU CAN EVALUATE OUR BUSINESS.  We have only recently elected to reformulate our business model and we have only a limited history of operations upon which you can evaluate our business as such.   In addition, at least one of our subsidiaries is less than a year old.

CHANGES IN LAWS OR REGULATIONS THAT GOVERN US COULD HAVE A MATERIAL ADVERSE IMPACT ON OUR OPERATIONS.  GPT is regulated by the State of Nevada Secretary of State, Securities Division as an investment advisor under Nevada’s Uniform Securities Act. These laws and regulations may be changed from time to time, and interpretations of the relevant laws and regulations are also subject to change.  Changes in the laws or regulations that govern us may significantly affect our business.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS COULD DETER TAKEOVER ATTEMPTS.  Our charter, bylaws and Nevada law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our stock and may discourage third-party bids. These provisions may reduce any premiums over market price paid to our stockholders for their shares of our stock.

STEPHEN BROCK CAN VOTE AN AGGREGATE OF 78.5% OF OUR OUTSTANDING COMMON STOCK AND CAN EXERCISE CONTROL OVER CORPORATE DECISIONS.  Stephen Brock, a director of the Company and the Company’s President, Secretary, and Treasurer beneficially owns approximately 78.5% of the issued and outstanding shares of our common stock.  Mr. Brock indirectly owns these shares through the Trust and GPT.  Accordingly, Mr. Brock will exercise control in determining the outcome of all corporate transactions or other matters, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control.  The interests of Mr. Brock may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other shareholders.

WE MAY NOT BE ABLE TO PROTECT OUR INTELLECTUAL PROPERTY.  The greatest ‘product’ to any information based organization is the intellectual property created and “branded” for distribution both as a service and as a component to business activity. It is considered very close to improbable that we would be able to protect the intellectual property rights upon which our business relies.

In an effort to protect and/or curtail our intellectual property, we may pursue certain trademarks, including current brand names, Internet domain names, Web site designs, programs and certain subscriber lists which make up the intellectual property we view as important to our core business. It may be possible for a third party to copy or otherwise obtain or use our intellectual property without authorization or to develop similar technology independently. There can also be no assurance that our business activities will not infringe upon the proprietary rights of others, or that other parties will not assert infringement claims against us, including claims that by, directly or indirectly, providing hyperlink text links to Web sites operated by third parties, we have infringed upon the proprietary rights of other third parties. Due to the global nature of the Internet, there can be no assurance that obtaining trademark protection in the United States will prevent infringements on our trademarks by parties in other countries. We have not sought or obtained any patents on our proprietary software and data processing applications.

THIRD PARTY SERVICES AND INFORMATION POSTED ON OUR WEBSITES COULD CREATE LIABILITY.  Associated risks with the interrelatedness of information via the Internet can prove a risk in utilizing online information or services provided by third parties or us.  Because materials may be downloaded by the public on Internet services offered by us or the Internet access providers with whom we have relationships, and because third party information may be posted by third parties on our Web site through discussion forums and otherwise, there is the potential that claims will be made against us for defamation, negligence, copyright or trademark infringement or other theories. Such claims have been brought against providers of online services in the past. The imposition of liability based on such claims could materially and adversely impact the business.  Even to the extent such claims do not result in liability, we could incur significant costs in investigating and defending against such claims. The imposition to us of potential liability for information or services carried on or disseminated through our Web site could require implementation of measures to reduce exposure to such liability, which may require the expenditure of substantial resources and limit the attractiveness of services to members and users.  We may post news clippings from other news Web sites on our Web sites with links to the source site. Most publishers currently encourage this practice, although certain publishers may request that we cease posting their stories. We will comply with their request in each case. To the extent that a large majority of news publishers prohibit posting of their stories on our Web sites or begin charging royalty fees for such stories, our Web site traffic could decrease or our costs could increase, thereby adversely impacting our profitability. Our general liability insurance will not cover all potential claims to which we are exposed or may not be adequate to indemnify us for all liability that may be imposed. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on our business, results of operations and financial condition.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principals generally accepted in the United States.  The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of any contingent assets and liabilities.  On an on-going basis, we evaluate our estimates.  We base our estimates on various assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.

We believe the following critical accounting policies affect our more significant judgments and estimates used in the preparation of our financial statements:

Revenue Recognition.  Revenue is recognized when the earning process is complete and the risks and rewards of ownership have transferred to the customer, which is generally considered to have occurred upon performance and acceptance of the services provided.  The services provided sometimes take several months.  For some of the services contracts, there are two specifically-identifiable events which may be separated:  the initial private fund-raising effort and the public market listing effort.  Revenues under the total contract has been allocated 20% to the private fund-raising effort and 80% to the public market listing effort, and these portions of each total contract are recognized in the period when each identifiable event is completed.

Revenues are not recognized for the value of securities received as payment for services when there is no public trading market and there have been no recent private sales of the security.

Valuation of marketable securities.  Marketable securities are classified as trading securities, which are carried at their fair value based upon quoted market prices of those investments at each period-end.  Accordingly, net realized and unrealized gains and losses on trading securities are included in net income.

Item 3.02  Unregistered Sales of Equity Securities

In October 2004, the Registrant issued 15,326,650 shares of Common Stock in a transaction that was not registered under the Securities Act of 1933 (the “Act”) to the Trust pursuant to the Acquisition.  The Company claims an exemption from registration afforded by Section 4(2) of the Act since the foregoing issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

Item 5.01  Changes in Control of Registrant

As a result of the Acquisition as discussed above under “Item 2.01 Completion of Acquisition or Disposition of Assets,” control of the Registrant shifted to Stephen Brock who beneficially owns 15,645,650 shares (or approximately 78.5%) of the Registrant’s common stock through the Trust and GPT.  Stephen Brock, the Registrant’s President, is the trustee of the Trust and an officer and director of GPT.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)  On October 5, 2004, Jaren Chan Eng Ann, Michael Chang and Horfumi Inagawa resigned as directors of the Registrant.  On that same date, Mr. Ann resigned as the Registrant’s President and Mr. Chang resigned as the Registrant’s Treasurer.

(c)  On October 5, 2004, the Registrant’s Board of Directors, via unanimous signed written consent, appointed Stephen Brock as the Registrant’s President, Secretary and Treasurer.

Stephen Brock, age 47, has served as a director of the Registrant and as the Registrant’s President, Secretary and Treasurer since October 2004, after the Registrant acquired PCMS.  Mr. Brock concurrently serves as President, Secretary and Treasurer of the Subsidiaries.  Mr. Brock has served as President, Secretary and Treasurer of GPT, PWP, NF, and PCMS since their inceptions in May 2000, July 2003, August 1998, and July 2004, respectively.  Mr. Brock also served as President and Director of the Nevada Business Journal from June 1996 to February 2000.  As an entrepreneur, Mr. Brock has formed several companies devoted to the small-cap market.  Mr. Brock is a registered investment advisor.  Mr. Brock holds NASD Series 7, 24, 63, and 65 licenses.    In addition, after attending the University of Maryland, Mr. Brock held an Executive Directorship of the Institute for Constitutional Rights for two years.

Stephen Brock provides office space to us at $1,500 per month on a month to month basis.

Mr. Brock launched M & A Capital as a broker-dealer in 2004.  Mr. Brock is the General Partner of Brock Family LP, which manages M & A Capital.  M & A Capital provides capital raising services and facilitates Reverse Listings.   In that regard, the Company periodically evaluates with M & A Capital potential acquisitions, financing transactions, initial public offerings, reverse listings, strategic alliances, and sale opportunities involving the Company’s client companies.  Such transactions could have an impact on the valuation of the Company. These transactions and activities are generally not disclosed to the Company’s stockholders and the investing public until such time as the transactions are publicly announced or completed, as the case may be.

(d)  On October 5, 2004, the Registrant’s Board of Directors, via unanimous signed written consent, appointed Stephen Brock as the Registrant’s sole Director to fill the vacancy created by the resignations, discussed above.

Mr. Brock has not been named to any committees of the Registrant’s Board of Directors, and any committees of the Registrant’s Board of Directors to which Mr. Brock may be named have not been determined, as of the filing of this Report.

Item 8.01  Other Events

As a result of the Acquisition, the Registrant changed its name from MyOffiz, Inc. to Public Company Management Corporation on November 18, 2004.

MyOffiz directors have represented that all assets and liabilities of the previous business of MyOffiz have been spun off to the former directors in connection with the acquisition.

Item 9.01  Financial Statements and Exhibits

(a)

Financial statements of Public Company Management Corporation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

  Public Company Management Corporation

  Las Vegas, Nevada

We have audited the accompanying consolidated balance sheet of Public Company Management Corporation (PCMC) as of September 30, 2004, and the related consolidated statements of operations, stockholders’ equity and cash flows for the 9-month period ended September 30, 2004 and the year ended December 31, 2003.  These financial statements are the responsibility of PCMC’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform each audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PCMC, Inc. as of September 30, 2004 and the results of its operations and its cash flows for each of the periods then ended in conformity with accounting principles generally accepted in the United States of America.

Malone & Bailey, PLLC

www.malone-bailey.com

Houston, Texas

November 9, 2004

PUBLIC COMPANY MANAGEMENT CORPORATION

CONSOLIDATED BALANCE SHEET

September 30, 2004

ASSETS

Current Assets

  Cash

$  153,509

  Accounts receivable, net

577,166

  Notes receivable

550,000

  Marketable securities

2,053,230

  Other

13,000

----------

Total Current Assets

3,346,905

----------

Furniture and equipment, net of accumulated

  depreciation of $18,539

67,048

Website, net of accumulated amortization of $26,902

69,231

----------

$3,483,184

==========

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities

  Bank lines of credit

$   88,126

  Current portion of installment note payable

8,738

  Accounts payable

  67,434

  Deferred revenues

611,111

  Deferred income tax

641,425

----------

Total Current Liabilities

1,416,834

Long-term portion of installment note payable

37,835

----------

Total Liabilities

1,454,669

----------

Stockholders’ Equity

  Common stock, $.001 par value, 20,000,000 shares

    authorized, 15,731,274 shares issued and outstanding

15,731

  Paid in capital

637,620

  Retained earnings

1,375,164

----------

Total Stockholders’ Equity

2,028,515

----------

$3,483,184

==========

See accompanying summary of accounting policies

and notes to financial statements.

PUBLIC COMPANY MANAGEMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

9-Month Period Ended September 30, 2004

and the Year Ended December 31, 2003

2004

2003

----------      ----------

Revenue

$1,614,976       $ 376,896

Selling, general & administrative

624,902

389,359

Depreciation and amortization

33,366

 24,445

----------

----------

Total operating expenses

658,268

413,804

----------

----------

Net income (loss) from operations

956,708

( 36,908

)

----------

----------

Other income and (expense)

  Interest expense

(  6,171

)

(  9,807

)

  Interest income

13,401

14

  Realized gain on sale of marketable securities

146,588

183,542

  Unrealized gain on holding marketable securities

775,089

( 84,306

)

  Gain on sale of vehicle

    929

----------

----------

Total other income and (expense)

929,836

89,443

----------

----------

Net income before income taxes

1,886,544

52,535

----------

----------

Deferred income tax expense

641,425

----------

----------

NET INCOME

$1,245,119

$   52,535

==========

==========

See accompanying summary of accounting policies

and notes to financial statements.

PUBLIC COMPANY MANAGEMENT CORPORATION

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

9-Month Period Ended September 30, 2004

and the Year Ended December 31, 2003

Common Stock

Retained

Shares

Amount

Earnings

Totals

-------------  --------    ----------   ----------

Balances, December 31, 2002

15,731,274

$  6,780

$   77,510

$  84,290

Net income

52,535

52,535

-------------  --------    ----------   ----------

Balances, December 31, 2003

15,731,274

  6,780

130,045

136,825

Owner capital contributions

  - value of Acies stock and

note receivable

450,000

450,000

  - cash

196,571

196,571

Net income

 1,245,119

1,245,119

-------------  --------    ----------   ----------

Balances, September 30, 2004

15,731,274

653,351

$1,375,164

$2,028,514

==========     ========    ==========   ==========

Less:  par value

(15,731

)

--------

Paid in capital

$637,620

========

See accompanying summary of accounting policies

and notes to financial statements.

PUBLIC COMPANY MANAGEMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOW

9-Month Period Ended September 30, 2004

and the Year Ended December 31, 2003

2004

2003

----------

----------

Cash Flows Used in Operating Activities

  Net income

$1,245,119

$ 52,535

  Adjustments to reconcile net income to net cash

    used in operating activities:

    Depreciation and amortization

33,366

24,445

    Gain on sale of marketable securities

(146,588

)

(183,542

)

    Unrealized gain on holding marketable securities

(775,089

)

84,306

    Gain on sale of vehicle

(    929

)

    Deferred income tax

641,425

  Changes in:

    Marketable securities

(698,595

)

(301,333

)

    Accounts receivable

(250,000

)

(100,000

)

    Notes receivable

(577,165

)

    Other current assets

(13,000)

    Accounts payable

57,924

9,508

    Deferred revenue

283,611

153,565

----------

----------

  Net Cash Used in Operating Activities

(199,921)

(260,516)

----------

----------

Cash Flows Provided by Investing Activities

  Proceeds from sale of marketable securities

217,080

308,090

  Purchases of marketable securities

(    230

)

(  3,565

)

  Purchase of furniture and equipment

( 55,658

)

  Construction of website

( 56,439

)

( 39,694

)

----------

----------

  Net Cash Provided by Investing Activities

104,753

264,831

----------

----------

Cash Flows Provided by Financing Activities

  Net change in bank line of credit

7,488

  New truck purchase financing

43,997

  Payments on installment note payable

(  6,106

)

( 12,778

)

  Capital contributions

196,571

----------

---------

  Net Cash Provided by Financing Activities

241,950

( 12,778

)

----------

---------

Net increase (decrease) in cash

146,782

(  8,463

)

Cash at beginning of year

6,727

15,190

----------

---------

Cash at end of year

$  153,509

$   6,727

==========

=========

Cash paid during the year for:

  Interest

$    6,171

$  9,807

  Income taxes

0

0

See accompanying summary of accounting policies

and notes to financial statements.

PUBLIC COMPANY MANAGEMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Nevada Fund was incorporated in Nevada on August 20, 1998. GoPublicToday.com,

Inc. was incorporated in Nevada on May 26, 2000.  Pubco WhitePapers, Inc. was incorporated in Nevada on July 22, 2003.  Public Company Management Services, Inc. (PCMS) was incorporated in Nevada on July 16, 2004.  Prior to that date, PCMS was operated as a sole proprietorship by its founder Stephen Brock.

Principles of consolidation.  All of these entities have been wholly or mostly owned by Stephen Brock or entities under his majority control since their inception.  All of these entities were purchased by an inactive publicly-traded entity called MyOffiz, Inc. on October 1, 2004.  For purposes of this financial statement, all of these entities are presented on a consolidated basis.  All intercompany transactions have been eliminated.

These entities were formed to help small businesses create long-term value by participating in public capital markets.  Pubco WhitePapers hosts a comprehensive body of knowledge on private and public equity markets.  GoPublicToday.com offers access to a Registered Investment Adviser to qualified companies.  Public Company Management Services assists new and existing public companies in maintaining their public company status and creating sustainable and affordable compliance processes.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as certain financial statement disclosures.  While management believes that the estimates and assumptions used in the preparation of the financial statements are appropriate, actual results could differ from these estimates.

Fiscal Year-end for these companies was December 31 for all years until 2004, when it was changed to September 30.

Cash Equivalents.  Highly liquid investments with original maturities of three months or less are considered cash equivalents.

Marketable securities are classified as trading securities, which are carried at their fair value based upon quoted market prices of those investments at each period-end.  Accordingly, net realized and unrealized gains and losses on trading securities are included in net income.

Revenue Recognition.  Revenue is recognized when the earning process is complete and the risks and rewards of ownership have transferred to the customer, which is generally considered to have occurred upon performance and acceptance of the services provided.  For 2004 and 2003, there were no refunds or warranty claims.  The services provided sometimes take several months.  For some of the services contracts, there are two specifically-identifiable events which may be separated:  the initial private fund-raising effort and the public market listing effort.  Revenues under the total contract has been allocated 20% to the private fund-raising effort and 80% to the public market listing effort, and these portions of each total contract are recognized in the period when each identifiable event is completed.

Revenues are not recognized for the value of securities received as payment for services when there is no public trading market and there have been no recent private sales of the security.

An allowance for doubtful accounts is provided based on credit experience.  As of December 31, 2003, a $0 allowance is provided.

The website capitalized costs consist of amounts spent on design and creation of the graphics and website operation.  Amounts spent on early conceptualizing, maintenance or content are expensed as incurred.

Long-lived Assets.  Property and equipment are stated on the basis of historical cost less accumulated depreciation.  Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amount.  No impairment losses have been recorded since inception.

Income Taxes.  U.S. and foreign income tax expense is based on reported earnings before income taxes.  Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes, and are measured by applying enacted tax rates in effect in years in which the differences are expected to reverse.

Stock Options and Warrants.  PCMC accounts for stock-based compensation to employees under the intrinsic value method.  Under this method, PCMC recognizes no compensation expense for stock options granted when the number of underlying shares is known and exercise price of the option is greater than or equal to the fair market value of the stock on the date of grant.  PCMC accounts for stock-based compensation to non-employees under the fair value method using the Black-Scholes option-pricing modeling method.  There are no options or warrants outstanding as of September 30, 2004

Recent Accounting Pronouncements.  PCMC does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

NOTE 2 - MARKETABLE SECURITIES

Marketable securities consist of stocks held in the following current or former clients:

Shares owned

Price

Valuation

----------

------

----------

GoFranchiseToday

455,000

Megola

1,772,500

$.350

$  620,375

Acies

2,047,700

.200

409,540

Terrax

500,000

Urbanalien

832,000

.510

424,320

Winfield

1,626,500

.350

569,275

Sterling Equity

184,000

MaxxZone.com

182,000

OSF Financial Services

182,000

Ugomedia

503,006

.006

1,080

Sciax Defense USA

106,001

.055

27,665

Mosaic Nutriceuticals CP

7,500

.130

975

----------

$2,053,230

==========

NOTE 3 - NOTES RECEIVABLE

On certain occasions, PCMC allows its customers to convert their amounts payable to PCMC into notes.  As of September 30, 2004, 3 clients owed promissory notes for services rendered and valued at $550,000, with interest ranging from 4% to 6% per year.

The note receivable from Acies is convertible into 1,400,000 shares of Acies stock if not paid on time in May 2005.

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment consists of:

Estimated

Useful

Life

Amount

---------

--------

Vehicle

5 years

$ 55,658

Office furniture and fixtures

7 years

15,086

Office computers and equipment

3 years

14,843

--------

$ 85,587

========

NOTE 5 - BANK LINE OF CREDIT

PCMC has two bank lines of credit.  $45,000 is owed to Bank of America, which is the credit limit.  The interest rate is at bank’s prime + 2%, there is no collateral, and the line expires April 25, 2005.  $43,126 is owed to Wells Fargo, against a $43,500 credit limit.  The interest rate is at bank’s prime + 7.75%, there is no collateral, and the line renews annually in June.

NOTE 6 - NOTE PAYABLE

PCMC purchased a new car from an auto dealer in June 2004.  GMAC financed the purchase in 60 equal monthly installments of $905, including interest at 4.99%.  As of September 30, 2004, $8,738 was due in fiscal 2005, $9,185 in fiscal 2006, $9,653 in fiscal 2007, $10,147 in fiscal 2008, and $8,850 in fiscal 2009.

NOTE 7 - INCOME TAXES

Income taxes were not due in 2003 since PCMC’s predecessor PCMS was a sole proprietorship.  Beginning in 2004, deferred income taxes are shown at a 34% rate.  No taxes are currently owed since amounts receivable and gains from holding securities are deferred for tax purposes.

NOTE 8 - MINORITY INTEREST

As of September 30, 2004, other shareholders owned 7.9% of GoPublicToday.com and 2% of Nevada Fund.  Because all of these companies were merged on October 1, 2004, and because these minority shareholders separately received stock in the publicly-traded registrant MyOffiz at that time, minority ownership is not separately stated in these financial statements, but rather included in the overall shares outstanding as of September 30, 2004.

NOTE 9 - COMMON STOCK

The Brock family received 15,326,650 shares and the minority shareholders received 404,624 shares in MyOffiz, Inc. on October 1, 2004.  The total of 15,731,274 shares is shown as of outstanding during the periods presented herein.

On October 1, 2004, these entities described herein were acquired by a purchase by MyOffiz, Inc. accounted for as a reverse merger.  4,593,350 shares of MyOffiz were outstanding prior to the combination, and 20,324,624 shares are currently outstanding.

NOTE 10 – CONCENTRATIONS

One customer accounted for 44.5% of total revenues in 2004.  No other customer and no vendor accounted for as much as 10% of 2004 or 2003 revenues or purchases.

NOTE 11 - COMMITMENTS

PCMC leases its office space from its founder and majority shareholder at $1,500 per month on a month-to-month basis.  Rent expense of $13,500 and $18,000 was recorded in 2004 and 2003, respectively.

NOTE 12 - SUBSEQUENT EVENTS

See Notes 8 and 9 for discussion of the merger that occurred October 1, 2004.

In November 2004, PCMC converted its $100,000 note due from Megola to 1,000,000 shares of Megola’s stock.

(b)

Pro forma financial information.

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statement has been derived from the financial statements of Public Company Management Corporation (“PCMC”) at September 30, 2004 and adjusts such information to give effect to its reverse acquisition by MyOffiz, Inc. ("MyOffiz"), as if the acquisition had occurred at each of their respective balance sheet dates.  The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end.  The pro forma financial statements should be read in conjunction with the notes thereto and each Company's consolidated financial statements and related notes thereto contained herein and in MyOffiz’s latest Form 10-KSB filed with the SEC.

Pro forma Consolidated Condensed Balance Sheet:

9/30/04

6/30/04

PCMC

MyOffiz

Adjustments

Pro-Forma

----------

---------

---------     ----------

Current Assets

Cash

$  153,509

$   1,818

(1)

$(1,818

  )

$  153,509

Accounts and notes receivable

1,127,166

385

(1)

( 385

)

1,127,166

Marketable securities

2,053,230

-

2,053,230

Property and equipment, net

67,048

-

67,048

Other assets

82,231

-

82,231

----------

---------

----------

Total Assets

$3,483,184

$   2,203

$3,483,184

==========

=========

==========

Current Liabilities

Bank lines of credit

$   88,126

-

$   88,126

Accounts payable

67,434

$   8,804

(1)

8,804

67,434

Due to related party

-

83,738

(1)

83,738

-

Note payable

46,573

-

46,573

Deferred revenues

611,111

-

611,111

Deferred income tax

641,425

-

641,425

----------

---------

----------

  Total Liabilities

1,454,669

92,542

1,454,669

----------

---------

----------

Preferred stock, $.001 par,

  5,000,000 shares authorized,

  none issued or outstanding

-

-

-

Common stock, $.001 par,

  50,000,000 shares authorized,

  4,573,350 and 20,304,624

  shares issued and outstanding

-

4,573

(1)

( 15,732

)

20,305

Common stock, no par value,

  1,000 shares authorized,

  500 shares issued

and outstanding

1,000

-

(1)

1,000

-

Paid in capital

652,351

178,180

(1)

178,180

(1)

(19,305

)

633,046

Retained earnings

1,375,164

(273,092

)

(1)

(273,092

)

1,375,164

----------

---------

----------

  Total Stockholders’ deficit

2,028,515

( 90,339

)

2,028,515

----------

---------

----------

Total liabilities and

Stockholders’ equity

$3,483,184

$   2,203

$3,483,184

==========

=========

==========

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

On October 1, 2004, PCMC exchanged 100% of its issued and outstanding common stock for 15,731,274 newly issued shares of MyOffiz common stock (the “Exchange”). Immediately prior to closing, there were 4,593,350 issued and outstanding shares of common stock and no issued and outstanding shares of preferred stock of MyOffiz.

MyOffiz directors have represented that all assets and liabilities shown have been spun off to its directors in connection with this acquisition.

Subsequent to the merger, MyOffiz changed its name to Public Company Management Corporation.

(c)

Exhibits.

Exhibit No.	Description

2.1(1)	Exchange Agreement
2.2(2)	Amended Exchange Agreement

(1)  Filed as Exhibit 10.1 to the Form 8-K filed with the Commission on October 6, 2004, and incorporated herein by reference.

(2) Filed as Exhibit 2.2 to the Form 8-K filed with the Commission on October 12, 2004, and incorporated herein by reference.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

November 30, 2004

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer